Trade and other receivables	12 Months Ended
Dec. 31, 2023
Trade and other receivables
Trade and other receivables

15Trade and other receivables

	December 31,	December 31,
	2023	2022
	£ 000	£ 000
R&D tax relief receivable	16,416	7,212
Government grants and VAT receivable	4,060	3,693
Prepayments	5,062	7,169
Other receivables	875	790
	26,413	18,864

Included within R&D tax relief receivable is £15,838 thousand for R&D tax relief claimed under the HMRC SME Scheme (2022: £nil) and £578k claimed under the HMRC RDEC scheme (2022: £7,212 thousand). Other receivables include the fair value of trade and other receivables classified as financial instruments are disclosed in note 25 Financial instruments. Expected credit losses were not significant in 2023 or 2022. The Group’s exposure to credit and market risks, including impairments and allowances for credit losses, relating to trade and other receivables is disclosed in note 26 Financial risk management and impairment of financial assets.